Exhibit 99.2


                            GABLES RESIDENTIAL TRUST

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


The unaudited consolidated statements of operations are presented as if the Company acquired Pin Oak Green, Pin Oak Park Apartments and Morning Grove Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the property and partnership acquisitions have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30,1996
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                 Pin Oak Green        Additional
                                              Company        Morning Grove       & Pin Oak Park       Pro Forma         Company
                                              Historical      Apartments           Apartments          Adjustments     Pro Forma
                                              -----------------------------------------------------------------------------------

Rental revenues                                  $47,458        $1,546 (A)             $4,744 (A)            $0          $53,748
Other property revenues                            2,330            53 (A)                 74 (A)                          2,457
                                              -------------------------       ----------------       ----------------------------
     Total property revenues                      49,788         1,599                  4,818                             56,205

Property management - third party                  1,965                                                                   1,965
Olympic revenues, net                                230                                                                     230
Other                                                602                                                                     602
                                              -----------------------------------------------------------------------------------
     Total revenues                               52,585         1,599                  4,818                             59,002
                                              -----------------------------------------------------------------------------------

Property operating and maintenance (exclusive
     of items shown separately below)             17,313           430 (A)              1,686 (A)                         19,429
Depreciation and amortization                      8,296                                                  1,312 (B)        9,608
Amortization of deferred financing costs             667                                                                     667
Property management - owned                        1,342                                                                   1,342
Property management - third party                  1,488                                                                   1,488
General and administrative                         1,515                                                                   1,515
Abandoned real estate pursuit costs                   62                                                        (C),          62
Interest                                           8,991                                                  3,063 (D)       12,054
Credit enhancement fees                              303                                                                     303
                                              -----------------------------------------------------------------------------------
     Total expenses                               39,977           430                  1,686             4,375           46,468
                                              -----------------------------------------------------------------------------------

     Income before equity in income
     of joint ventures and interest income        12,608         1,169                  3,132            (4,375)          12,534
Equity in income of joint ventures                   108                                                                     108
Interest income                                      159                                                                     159
                                              -----------------------------------------------------------------------------------
     Income before minority interest
     and extraordinary loss, net                  12,875         1,169                  3,132            (4,375)          12,801

     Minority interest of unitholders in
     Operating Partnership                        (2,243)                                                  (121)(E)       (2,364)
                                              ------------------------------------------------------------------       ----------

Income before extraordinary loss, net             10,632         1,169                  3,132            (4,496)          10,437

Extraordinary loss, net of minority interest        (520)                                                                   (520)
                                              -----------------------------------------------------------------------------------

Net income                                       $10,112        $1,169                 $3,132           ($4,496)          $9,917
                                              ===================================================================================

Weighted average number of shares outstanding     15,694                                                                  15,694
                                              ===========                                                              ==========

Per Share Information:
Income before extraordinary loss, net              $0.68                                                                   $0.67
                                              ===========                                                              ==========
Net income                                         $0.64                                                                   $0.63
                                              ===========                                                              ==========


The accompanying notes are an integral part of this statement.



                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31,1995
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                    Morning         Pin Oak Green       Additional
                                                    Company          Grove         & Pin Oak Park      Pro Forma           Company
                                                   Historical     Apartments         Apartments         Adjustments       Pro Forma
                                                ------------------------------------------------------------------------------------

Rental revenues                                      $72,703        $2,111 (A)           $9,200 (A)            $0            $84,014
Other property revenues                                3,268            65 (A)              140 (A)                            3,473
                                                ---------------------------     ----------------     -------------------------------
     Total property revenues                          75,971         2,176                9,340                               87,487

Property management - third party                      4,289                                                                   4,289
Other                                                  1,500                                                                   1,500
                                                ------------------------------------------------------------------------------------
     Total revenues                                   81,760         2,176                9,340                               93,276
                                                ------------------------------------------------------------------------------------

Property operating and maintenance (exclusive
     of items shown separately below)                 28,228           537 (A)            3,414 (A)                           32,179
Depreciation and amortization                         12,669                                                2,293 (B)         14,962
Amortization of deferred financing costs                 932                                                                     932
Property management - owned                            2,170                                                                   2,170
Property management - third party                      3,178                                                                   3,178
General and administrative                             2,736                                                                   2,736
Abandoned real estate pursuit costs                      133                                                      (C),           133
Interest                                              13,088                                                5,546 (D)         18,634
Credit enhancement fees                                  710                                                                     710
                                                ------------------------------------------------------------------------------------
     Total expenses                                   63,844           537                3,414             7,839             75,634
                                                ------------------------------------------------------------------------------------

     Income before equity in income
     of joint ventures and interest income            17,916         1,639                5,926            (7,839)            17,642
Equity in income of joint ventures                        64                                                                      64
Interest income                                          389                                                                     389
                                                ------------------------------------------------------------------------------------
     Income before minority interest
     and extraordinary loss, net                      18,369         1,639                5,926            (7,839)            18,095

     Minority interest of unitholders in
     Operating Partnership                            (4,029)                                                 (77)(E)        (4,106)
                                                ------------------------------------------------------------------     -------------

Income before extraordinary loss, net                 14,340         1,639                5,926            (7,916)            13,989

Extraordinary loss, net of minority interest           (784)                                                                  (784)
                                                ------------------------------------------------------------------------------------

Net income                                           $13,556        $1,639               $5,926           ($7,916)           $13,205
                                                ====================================================================================

Weighted average number of shares outstanding         11,436                                                                  11,436
                                                =============                                                          =============

Per Share Information:
Income before extraordinary loss, net                  $1.25                                                                   $1.22
                                                =============                                                          =============
Net income                                             $1.19                                                                   $1.15
                                                =============                                                          =============


The accompanying notes are an integral part of this statement.


                            GABLES RESIDENTIAL TRUST

                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS


(A) Reflects rental revenues, other property revenues and property operating and maintenance expenses (exclusive of depreciation expense) for Morning Grove Apartments (the "Property") acquired on July 26, 1996 and Pin Oak Green and Pin Oak Park Apartments acquired on April 23, 1996. The Property's construction was completed in three phases, the last of which was completed in early 1996.

(B) Reflects depreciation expense for the operational portion of the Property during the periods presented and Pin Oak Green and Pin Oak Park Apartments acquired on April 23, 1996.

(C) Reflects interest expense associated with borrowings under the Company's unsecured revolving credit facility which were utilized to acquire Pin Oak Green and Pin Oak Park Apartments. The Company's borrowings bear interest at LIBOR plus 1.65%. If interest rates under the unsecured revolving credit facility fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $82,000 on an annualized basis.

(D) Reflects interest expense, for the operational portion of the Property during the periods presented, associated with the 7.5% fixed-rate mortgage note payable assumed by the Company in connection with the Property acquisition.

(E) Reflects (i) the portion of all of the preceding pro forma adjustments attributable to the minority interest unitholders in the Operating Partnership and (ii) an adjustment to minority interest associated with the issuance of minority units of limited partnership interest in the Operating Partnership in connection with the Property acquisition.



                            GABLES RESIDENTIAL TRUST


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1996
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


The unaudited pro forma consolidated balance sheet is presented as if the April 23, 1996 acquisition of Pin Oak Green and Pin Oak Park Apartments and the July 26, 1996 acquisition of Morning Grove Apartments had occurred as of June 30, 1996.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1996 nor does it purport to represent the future financial position of the Company.


                            GABLES RESIDENTIAL TRUST
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996
         (UNAUDITED AND DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  Pro Forma
                                                                                 Acquisition
                                                                    Company      Adjustments        Company
                                                                  Historical         (A)           Pro Forma
                                                                 -----------------------------------------------

ASSETS:
Real estate assets:
   Land                                                                $97,407          $16,057        $113,464
   Building                                                            509,742           71,036         580,778
   Furniture, fixtures and equipment                                    41,545            4,229          45,774
   Construction in progress                                             53,920                           53,920
   Land held for future development                                      2,148                            2,148
                                                                 -----------------------------------------------
      Real estate assets before accumulated depreciation               704,762           91,322         796,084
   Less:  accumulated depreciation                                     (64,548)                         (64,548)
                                                                 -----------------------------------------------
     Net real estate assets                                            640,214           91,322         731,536

Cash and cash equivalents                                                8,281             (300)          7,981
Restricted cash                                                          5,397               90           5,487
Deferred charges, net                                                    5,744                            5,744
Other assets, net                                                       11,229             (400)         10,829
                                                                 -----------------------------------------------
     Total assets                                                     $670,865          $90,712        $761,577
                                                                 ===============================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable                                                         $380,547          $84,089        $464,636
Accrued interest payable                                                 1,689                            1,689
Dividend payable                                                         7,727                            7,727
Real estate taxes payable                                                6,497              444           6,941
Accounts payable and accrued expenses - construction                     3,977                            3,977
Accounts payable and accrued expenses - operating                        5,403                            5,403
Security deposits                                                        2,027              479           2,506
                                                                 -----------------------------------------------
     Total liabilities                                                 407,867           85,012         492,879
                                                                 -----------------------------------------------


Minority interest of unitholders in Operating Partnership               46,179            3,716          49,895
                                                                 -----------------------------------------------


Shareholders' equity:
  Common shares, $0.01 par value, 100,000,000
  shares authorized, 16,097,284 shares issued
  and outstanding at June 30, 1996                                         161                              161
  Additional paid-in capital                                           261,142                          261,142
  Accumulated earnings (deficit)                                       (44,484)           1,984         (42,500)
                                                                 -----------------------------------------------
     Total shareholders' equity                                        216,819            1,984         218,803
                                                                 -----------------------------------------------
     Total liabilities and shareholders' equity                       $670,865          $90,712        $761,577
                                                                 ===============================================


The accompanying notes are an integral part of this balance sheet.


                            GABLES RESIDENTIAL TRUST

                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET



(A) Reflects the April 23, 1996 acquisition of Pin Oak Green and Pin Oak Park Apartments and the July 26, 1996 acquisition of Morning Grove Apartments, the related application of the earnest money deposit to the purchase price, the assumption of a mortgage note payable and the issuance of minority units of limited partnership interest in the Operating Partnership as primary consideration for the purchase price of Morning Grove Apartments, the assumption of certain escrow accounts related to the assumed mortgage note payable in connection with the acquisition of Morning Grove Apartments, borrowings under the credit facility for the acquisition of Pin Oak Green and Pin Oak Park Apartments as primary consideration for the purchase of Pin Oak Green and Pin Oak Park Apartments, and the assumption of the security deposit and real estate tax liabilities.